Exhibit 99.1 FOR IMMEDIATE RELEASE

ADEIA ANNOUNCES FOURTH QUARTER AND FULL YEAR 2023 FINANCIAL RESULTS

Signed 8 deals in the fourth quarter and 32 in 2023 across both media and semiconductor

Paid down $29 million of debt in fourth quarter and $148 million in 2023

SAN JOSE, Calif. – February 20, 2024 – Adeia Inc. (Nasdaq: ADEA) (the “Company” or “Adeia”) today announced financial results for the fourth quarter and full year ended December 31, 2023.

“We made excellent progress toward our long-term goals in 2023,” said Paul E. Davis, chief executive officer of Adeia. “We closed 32 deals across multiple verticals in our media and semiconductor businesses, including with new customers in OTT, Pay-TV, social media and semiconductors. We exceeded our target patent portfolio growth rate of 10% and our new original patent filings hit a record in 2023, positioning us for future revenue growth. Our deal pipeline continues to expand and is extremely robust. With our strong cash flow generation, we paid down $148 million of our debt in 2023 and expect to further significantly deleverage the company in 2024 through continued accelerated debt payments. In the coming year, we will focus our attention on continuing our strong renewal rate with existing customers and signing new customers in OTT, semiconductors, and adjacent verticals while maintaining our highly profitable and cash generative business model. We will make strategic investments in R&D to capitalize on emerging trends such as generative AI and the challenges of Moore’s Law facing the semiconductor industry. We will also continue to expand our patent portfolios and further develop our infrastructure to support increased business development and sales activities in our target markets. These investments are critical to our revenue growth opportunities in OTT, semiconductors, and adjacent verticals.”

Fourth Quarter Financial Highlights

•
Revenue was $86.9 million as compared to $101.4 million in the third quarter of 2023
•
GAAP diluted earnings per share (EPS) was $0.11 and non-GAAP diluted EPS was $0.27
•
GAAP net income was $12.7 million and adjusted EBITDA was $54.1 million
•
Cash flows from operations was $39.4 million
•
Paid down $29.1 million on our term loan

Full Year 2023 Financial Highlights

•
Revenue was $388.8 million as compared to $438.9 million in 2022
•
GAAP diluted EPS was $0.60 and non-GAAP diluted EPS was $1.39
•
GAAP net income was $67.4 million and adjusted EBITDA was $262.3 million
•
Cash flows from operations was $152.8 million
•
Paid down $148.0 million on our term loan

Business Highlights

•
Signed a new long-term license agreement with a leading international social media company for access to our media portfolio
•
Signed a new multi-year license agreement with Breezeline, a large Pay-TV operator in the United States, for access to our media portfolio
•
Signed renewals with four Pay-TV operators, including Minerva, a hosted Pay-TV service, for access to our media portfolio
•
Signed two renewals with consumer electronics companies, including Funai, a global manufacturer of connected TVs, for access to our media portfolio
•
Strengthened our executive team with the appointment of Joe Guiliano as our Chief Intellectual Property Officer

Capital Allocation

During the quarter, the Company made $29.1 million in principal payments towards its term loan B, bringing the outstanding balance to $601.3 million as of December 31, 2023.

On December 18, 2023, the Company distributed $5.4 million to stockholders of record on November 27, 2023, for a quarterly cash dividend of $0.05 per share of common stock.

The Board of Directors declared a dividend of $0.05 per share, payable on March 26, 2024, to stockholders of record on March 12, 2024.

Financial Outlook

The Company’s full year 2024 outlook is as follows:

Category (in millions, except for tax rate)	2024 GAAP Outlook	2024 Non-GAAP Outlook
Revenue	$380.0 − 420.0	$380.0 − 420.0
Operating expenses(1)	$254.0 − 268.0	$150.0 − 160.0
Interest expense	$54.0 − 57.0	$54.0 − 57.0
Other income	$5.0 − 6.0	$5.0 − 6.0
Tax rate	25% − 30%	23%
Net income(2)	$57.8 − 70.7	$139.4 − 160.9
Adjusted EBITDA(2)	N/A	$232.5 − 262.5
Diluted shares outstanding	114.0 − 115.0	114.0 − 115.0

(1) See tables for reconciliation of GAAP to non-GAAP operating expenses

(2) See tables for reconciliation of GAAP net income to (i) non-GAAP net income and (ii) adjusted earnings before interest expense, income taxes, depreciation and amortization (adjusted EBITDA)

Conference Call Information

The Company will hold its fourth quarter 2023 earnings conference call at 2:00 PM Pacific Time (5:00 PM Eastern Time) on Tuesday, February 20, 2024. To access the call in the U.S., please dial +1 (888) 660-6411, and for international callers, dial +1 (929) 203-0849. All participants should dial in 15 minutes prior to the start of the conference call. The Company also suggests utilizing the webcast link to access the live call and the replay at Q4 2023 Earnings Call Webcast.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the Company’s control, and are not guarantees of future results. Forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the Company’s ability to implement its business strategy; the Company’s ability to enter into new and renewal license agreements with customers on favorable terms; the Company’s ability to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; the Company’s ability to grow and expand its patent portfolios; changes in technology and development of new technology in the industries in which in which the Company operates; the evolving legal, regulatory and tax regimes under which the Company operates; unforeseen liabilities and expenses; risks associated with the Company’s indebtedness; the Company’s ability to achieve the intended benefits of, and its ability to recognize the anticipated tax treatment of, the spin-off of its product business; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, natural disasters and future outbreaks or pandemics, each of which may have an adverse impact on the Company’s business, results of operations, and financial condition. These risks, as well as other risks associated with the Company’s business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Causes of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Adeia Inc.

Adeia is a leading R&D and intellectual property (IP) licensing company that accelerates the adoption of innovative technologies in the media and semiconductor industries. Adeia’s fundamental innovations underpin technology solutions that are shaping and elevating the future of digital entertainment and electronics. Adeia’s IP portfolios power the connected devices that touch the lives of millions of people around the world every day as they live, work and play. For more, please visit www.adeia.com.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP), the Company’s earnings release contains non-GAAP financial measures adjusted, where applicable, for either one-time or ongoing non-cash acquired intangibles amortization charges, costs related to actual or planned business combinations including transaction fees, integration costs, severance, facility closures, and retention bonuses, separation costs, all forms of stock-based compensation, loss on debt extinguishment, expensed debt refinancing costs, impairment of intangible assets, impact of certain foreign currency adjustments, discontinued operations and related tax effects. In addition, adjusted EBITDA adjusts for recurring charges of interest expense, income taxes, depreciation, and amortization. Management believes that the non-GAAP measures used in this release provide investors with important perspectives on the Company’s ongoing business and financial performance and are helpful to provide investors with an understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as adjusted EBITDA, non-GAAP operating expenses, non-GAAP net income and non-GAAP diluted earnings per share (EPS) do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached hereto. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s reported and forecasted GAAP to non-GAAP financial metrics.

Investor Contact:

Chris Chaney

Vice President, Investor Relations

IR@adeia.com

– Tables Follow –

SOURCE: ADEIA INC.

ADEA

ADEIA INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Revenue	$86,867	$103,290	$388,788	$438,933
Operating expenses:
Research and development	14,369	12,041	54,264	44,579
Selling, general and administrative	24,049	32,546	95,226	135,630
Amortization expense	23,010	23,950	93,735	97,077
Litigation expense	2,172	1,510	9,333	8,587
Total operating expenses	63,600	70,047	252,558	285,873
Operating income from continuing operations	23,267	33,243	136,230	153,060
Interest expense	(15,437)	(15,023)	(62,574)	(45,335)
Other income and expense, net	1,597	420	6,320	2,047
Income from continuing operations before income taxes	9,427	18,640	79,976	109,772
Provision for (benefit from) income taxes	(3,273)	(55,090)	12,604	(28,620)
Net income from continuing operations	12,700	73,730	67,372	138,392
Net loss from discontinued operations, net of tax	—	—	—	(436,978)
Net income (loss)	12,700	73,730	67,372	(298,586)
Less: Net loss attributable to non-controlling interest in discontinued operations	—	—	—	(2,706)
Net income (loss) attributable to the Company	$12,700	$73,730	$67,372	$(295,880)
Income (loss) per share:
Basic
Continuing operations	$0.12	$0.70	$0.63	$1.33
Discontinued operations	—	—	—	(4.16)
Net income (loss)	$0.12	$0.70	$0.63	$(2.83)
Diluted
Continuing operations	$0.11	$0.65	$0.60	$1.29
Discontinued operations	—	—	—	(4.04)
Net income (loss)	$0.11	$0.65	$0.60	$(2.75)
Weighted average number of shares used in per share calculations-basic	107,242	105,135	106,554	104,336
Weighted average number of shares used in per share calculations-diluted	112,833	113,392	112,849	107,580

ADEIA INC.

CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	December 31,	December 31,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$54,560	$114,555
Marketable securities	29,012	—
Accounts receivable, net	39,651	58,480
Unbilled contracts receivable	74,919	73,754
Other current assets	7,700	11,924
Total current assets	205,842	258,713
Long-term unbilled contracts receivable	73,843	40,705
Property and equipment, net	6,971	4,550
Operating lease right-of-use assets	9,484	5,993
Intangible assets, net	347,172	432,476
Goodwill	313,660	313,660
Long-term income tax receivable	120,338	113,679
Other long-term assets	28,246	40,750
Total assets	$1,105,556	$1,210,526
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$9,623	$8,546
Accrued liabilities	19,138	31,277
Current portion of long-term debt, net	66,145	109,813
Deferred revenue	7,132	17,076
Total current liabilities	102,038	166,712
Deferred revenue, less current portion	17,672	10,683
Long-term debt, net	519,550	619,580
Noncurrent operating lease liabilities	9,730	4,794
Long-term income tax payable	81,834	87,302
Other long-term liabilities	18,110	20,043
Total liabilities	748,934	909,114
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	121	117
Additional paid-in capital	635,331	636,266
Treasury stock at cost	(222,497)	(211,223)
Accumulated other comprehensive loss	(8)	(51)
Accumulated deficit	(56,325)	(123,697)
Total stockholders’ equity	356,622	301,412
Total liabilities and equity	$1,105,556	$1,210,526

ADEIA INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Twelve Months Ended
	December 31, 2023	December 31, 2022
Cash flows from operating activities:
Net income (loss)	$67,372	$(298,586)
Adjustments to reconcile net income to net cash from operating activities:
Depreciation of property and equipment	1,539	17,144
Amortization of intangible assets	93,735	143,243
Goodwill impairment	—	354,000
Stock-based compensation expense	18,057	52,626
Deferred income tax	11,392	(40,301)
Amortization of debt issuance costs	4,302	4,405
Other	(252)	744
Changes in operating assets and liabilities:
Accounts receivable	18,268	24,892
Unbilled contracts receivable	(34,303)	(86,673)
Other assets	(4,502)	(3,243)
Accounts payable	(894)	18,601
Accrued and other liabilities	(14,604)	(3,614)
Deferred revenue	(7,355)	(215)
Net cash from operating activities	152,755	183,023
Cash flows from investing activities:
Purchases of property and equipment	(3,812)	(12,576)
Proceeds from sale of property and equipment	—	86
Purchases of intangible assets	(2,531)	(290)
Cash paid for acquisitions, net of cash assumed	—	(50,473)
Purchases of short-term investments	(42,845)	(4,490)
Proceeds from sales of investments	—	28,254
Proceeds from maturities of investments	14,700	36,576
Net cash from investing activities	(34,488)	(2,913)
Cash flows from financing activities:
Repayment of debt	(148,000)	(40,500)
Dividends paid	(21,339)	(20,888)
Distribution of Xperi Inc.	—	(182,928)
Proceeds from employee stock purchase program and exercise of stock options	2,351	14,260
Repurchases of common stock for tax withholdings on equity awards	(11,274)	(15,941)
Repurchases of common stock	—	(17,260)
Net cash from financing activities	(178,262)	(263,257)
Effect of exchange rate changes on cash and cash equivalents	—	(3,419)
Net increase (decrease) in cash and cash equivalents	(59,995)	(86,566)
Cash and cash equivalents at beginning of period	114,555	201,121
Cash and cash equivalents at end of period	$54,560	$114,555

ADEIA INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands, except per share amounts)

(unaudited)

Net income
	Three Months Ended	Twelve Months Ended
	December 31, 2023	December 31, 2023
GAAP net income	$12,700	$67,372

Adjustments to GAAP net income:
Stock-based compensation expense:
Research and development	814	2,911
Selling, general and administrative	4,173	15,146
Amortization expense	23,010	93,735
Separation and other related costs recorded in selling, general and administrative (1)	2,409	12,632
Severance and retention costs recorded in selling, general and administrative	—	78
Total operating expenses adjustments	30,406	124,502
Other income and expense, net	—	(302)
Non-GAAP tax adjustment (2)	(12,435)	(34,356)
Non-GAAP net income	$30,671	$157,216

Diluted income per share
	Three Months Ended	Twelve Months Ended
	December 31, 2023	December 31, 2023
GAAP diluted income per share	$0.11	$0.60

Adjustments to GAAP diluted income per share:
Stock-based compensation expense:
Research and development	0.01	0.03
Selling, general and administrative	0.04	0.13
Amortization expense	0.20	0.83
Separation and other related costs recorded in selling, general and administrative (1)	0.02	0.11
Severance and retention costs recorded in selling, general and administrative	0.00	0.00
Total operating expenses adjustments	0.27	1.10
Other income and expense, net	0.00	0.00
Non-GAAP tax adjustment (2)	(0.11)	(0.31)
Non-GAAP diluted income per share	$0.27	$1.39

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, that are accounted for in continuing operations including fees for financial advisory and other professional services, and expenses incurred on a transitional basis under a contract shared with Xperi Inc.

(2) The provision for income taxes is adjusted to reflect the net direct and indirect income tax effects of the various non-GAAP pretax adjustments

ADEIA INC.

GAAP NET INCOME TO

ADJUSTED EBITDA RECONCILIATION

(in thousands)

(unaudited)

	Three Months Ended	Twelve Months Ended
	December 31, 2023	December 31, 2023
GAAP net income	$12,700	$67,372

Adjustments to GAAP net income:
Stock-based compensation expense:
Research and development	814	2,911
Selling, general and administrative	4,173	15,146
Separation and other related costs recorded in selling, general and administrative (1)	2,409	12,632
Severance and retention costs recorded in selling, general and administrative	—	78
Amortization expense	23,010	93,735
Depreciation expense	388	1,539
Interest expense	15,437	62,574
Other income and expense, net	(1,597)	(6,320)
Provision for (benefit from) income taxes	(3,273)	12,604
Adjusted EBITDA	$54,061	$262,271

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, that are accounted for in continuing operations including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON OPERATING EXPENSES

(in millions)

(unaudited)

	Year Ended
	December 31, 2024
	Low	High
GAAP operating expenses	$254.0	$268.0
Amortization expense	72.0	72.0
Stock-based compensation expense	24.0	26.0
Separation and related costs (1)	8.0	10.0
Total of non-GAAP adjustments	104.0	108.0
Non-GAAP operating expenses	$150.0	$160.0

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, that are accounted for in continuing operations including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON NET INCOME

(in millions)

(unaudited)

	Year Ended
	December 31, 2024
	Low	High
GAAP net income	$57.8	$70.7
Amortization expense	72.0	72.0
Stock-based compensation expense	24.0	26.0
Separation and related costs (1)	8.0	10.0
Total of non-GAAP operating expenses	104.0	108.0
Non-GAAP tax adjustment	(22.4)	(17.8)
Non-GAAP net income	$139.4	$160.9

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, that are accounted for in continuing operations including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE ON

ADJUSTED EBITDA

(in millions)

(unaudited)

	Year Ended
	December 31, 2024
	Low	High
GAAP net income	$57.8	$70.7
Stock-based compensation expense	24.0	26.0
Separation and related costs (1)	8.0	10.0
Amortization expense	72.0	72.0
Depreciation expense	2.5	2.5
Interest expense	54.0	57.0
Other income	(5.0)	(6.0)
Income tax expense	19.2	30.3
Total of non-GAAP adjustments	174.7	191.8
Adjusted EBITDA	$232.5	$262.5

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, that are accounted for in continuing operations including expenses incurred on a transitional basis under a contract shared with Xperi Inc.